UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 7, 2017

AT&T INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-8610	43-1301883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

208 S. Akard St., Dallas, Texas	75202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (210) 821-4105

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

Throughout this document, AT&T Inc. is referred to as “AT&T.” On August 7, 2017, AT&T closed its sale of $1,750,000,000 aggregate principal amount of its 2.850% Global Notes due 2023 (the “2023 Notes”), $3,000,000,000 aggregate principal amount of its 3.400% Global Notes due 2024 (the “2024 Notes”), $5,000,000,000 aggregate principal amount of its 3.900% Global Notes due 2027 (the “2027 Notes”), $4,500,000,000 aggregate principal amount of its 4.900% Global Notes due 2037 (the “2037 Notes”), $5,000,000,000 aggregate principal amount of its 5.150% Global Notes due 2050 (the “2050 Notes”), $2,500,000,000 aggregate principal amount of its 5.300% Global Notes due 2058 (the “2058 Notes”) and $750,000,000 aggregate principal amount of its Floating Rate Global Notes due 2023 (the “Floating Rate Notes” and, together with the 2023 Notes, 2024 Notes, 2027 Notes, 2037 Notes, 2050 Notes and 2058 Notes, the “Notes”) pursuant to the Underwriting Agreement, dated July 27, 2017 (the “Underwriting Agreement”), between AT&T and Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mizuho Securities USA LLC and MUFG Securities Americas Inc., as the representatives of the several Underwriters. The Notes were issued pursuant to that certain Indenture, dated as of May 15, 2013, between AT&T and The Bank of New York Mellon Trust Company, N.A., as Trustee. The Notes have been registered under the Securities Act of 1933, as amended (the “Act”) pursuant to a Registration Statement on Form S-3 (No. 333-209718) previously filed with the Securities and Exchange Commission (the “Commission”) under the Act. Copies of the Underwriting Agreement, the form of Notes and the opinion of our Associate General Counsel as to the validity of the Notes are filed as exhibits hereto and incorporated herein by reference. AT&T is filing this Current Report on Form 8-K so as to file with the Commission certain items that are to be incorporated by reference into its Registration Statement.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are filed as part of this report:

(d)	Exhibits

1.1	Underwriting Agreement, dated July 27, 2017

4.1	Form of 2.850% Global Note due 2023

4.2	Form of 3.400% Global Note due 2024

4.3	Form of 3.900% Global Note due 2027

4.4	Form of 4.900% Global Note due 2037

4.5	Form of 5.150% Global Note due 2050

4.6	Form of 5.300% Global Note due 2058

4.7	Form of Floating Rate Global Note due 2023

5.1	Opinion of Mr. Wayne A. Wirtz, Vice President – Associate General Counsel and Assistant Secretary, AT&T Inc., as to the validity of the Notes

23.1	Consent of Mr. Wayne A. Wirtz, Vice President – Associate General Counsel and Assistant Secretary (included in Exhibit 5.1)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT&T INC.

Date: August 7, 2017	By:	/s/ George B. Goeke
George B. Goeke
Senior Vice President and Treasurer